SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2018 (September 13, 2018)

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

37th Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Pareteum Corporation (the “Company”) was held on September 13, 2018 at 10:00 a.m. EDT. At the Annual Meeting, a total of 47,047,910 shares, or 79.71%, of the Company’s capital stock issued and outstanding as of the record date for the Annual Meeting were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

 1) To approve the issuance of the Company’s common stock to shareholders of Artilium plc, a public limited company registered in England and Wales, in connection with the Company’s proposed acquisition of the entire issued and to be issued ordinary shares of Artilium plc, resulting in the issuance of approximately 37,852,076 new shares of the Company’s common stock (the “Share Issuance Proposal”)

Votes For	Votes Against	Abstain
23,779,436	280,249	267,201

The Share Issuance Proposal was approved.

2) To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Against	Abstain
Robert H. Turner	23,496,170	615,196	215,520
Yves van Sante	23,246,841	888,510	191,535
Luis Jimenez-Tuñon	23,211,496	847,991	267,399
Laura Thomas	23,498,822	661,366	166,698

The four nominees for director were elected.

3) To ratify the 2018 Pareteum Corporation Long-Term Incentive Compensation Plan, including the reservation of 8,000,000 shares with a 15% annual increase to the shares thereunder.

Votes For	Votes Against	Abstain
18,583,458	4,961,271	782,157

The 2018 Pareteum Corporation Long-Term Incentive Compensation Plan was ratified.

4) To ratify the appointment of SquarMilner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstain
44,494,732	1,218,801	1,334,077

The appointment of SquarMilner LLP was approved.

5) To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”).

Votes For	Votes Against	Abstain
21,463,133	2,091,005	772,748

The Say-on-Pay Proposal was approved.

6) To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (the “Say-on-Frequency Proposal”).

One Year	Two Years	Three Years	Abstain
7,231,659	731,785	15,044,044	1,319,398

The recommended frequency of future votes on executive compensation pursuant to the Say-on-Frequency Proposal was three years.

7) The proposal to adjourn the Annual Meeting was not necessary or appropriate because there were sufficient votes to approve the Share Issuance Proposal and other proposals.

 Item 8.01 Other Events

On September 13, 2018, the Company issued a letter from Robert H. Turner, Executive Chairman and Principal Executive Officer of the Company (the “Chairman’s Letter”) announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

On September 13, 2018, the Company issued an announcement in the United Kingdom regarding the planned acquisition by the Company of Artilium plc (the “Acquisition”) and the two meetings of Artilium plc shareholders to take place September 14, 2018 in connection with the Acquisition as prescribed by the Court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006. A copy of the Company’s announcement is attached hereto as Exhibit 99.2 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Description
99.1	Chairman’s Letter: Pareteum Announces Favorable Shareholders’ Vote Chairman’s Update Letter Details Company Progress, September 13, 2018
99.2	Announcement: Recommend Share and Cash Offer for Artilium plc by Pareteum Corporation, Pareteum Stockholder Meeting, September 13, 2018

Forward looking statements

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on current expectations and projections about future events. Pareteum’s actual results may differ materially from those discussed herein, or implied by, these forward-looking statements. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would,” “could,” “continue,” “likely” or the negative or plural of such words and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The statements that contain these or similar words should be read carefully because these statements discuss Pareteum’s future expectations, contain projections of Pareteum’s future results of operations or of Pareteum’s financial position, business strategy, short-term and long-term business operations and objectives, financial needs and other “forward-looking” information. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation: the risk that the acquisition is not completed on a timely basis or at all; the ability to integrate Artilium into Pareteum’s business successfully and the amount of time and expense spent and incurred in connection with the integration; the possibility that competing offers will be made; the risk that the economic benefits and other synergies that Pareteum’s management anticipates as a result of the acquisition are not fully realized or take longer to realize than expected; the risk that certain risks and liabilities associated with the acquisition have not been discovered; the risk that the approval of Artilium shareholders of the acquisition may not be obtained or that other conditions of the acquisition will not be satisfied; changes in global or local political, economic, business, competitive, market and regulatory forces; changes in exchange and interest rates; changes in tax and other laws or regulations; future business combinations or disposals; operating costs, customer loss and business disruption (including difficulties in maintaining relationships with employees, customers or suppliers) occurring prior to completion of the acquisition or if the acquisition is not completed at all; changes in the market price of shares of Pareteum or Artilium; and changes in the economic and financial conditions of the businesses of Pareteum or Artilium.

The foregoing does not represent an exhaustive list of risks. Additional factors are described in Pareteum’s public filings with the SEC, and other factors are described in Pareteum’s proxy statement for its 2018 annual meeting of stockholders, which was filed with the U.S. Securities and Exchange commission on August 3, 2018. Moreover, Pareteum operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Pareteum’s management to predict all risks, nor can Pareteum assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Pareteum may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Report may not occur and actual results could differ materially and adversely from those anticipated or implied in the information in this Report.

Any forward-looking statements in this Report are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements. All forward-looking statements included in this Report are based on information available to Pareteum management on the date of such information. Except to the extent required by applicable laws or rules, Pareteum undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Pareteum or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained throughout this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2018	PARETEUM CORPORATION

	By:	/s/ Edward O’Donnell
Name: Edward O’Donnell
Title: Chief Financial Officer